Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

(collectively, the “Portfolios”)

Supplement dated December 15, 2016

to Currently Effective Prospectus

Approval of New Investment Advisory Agreements

As previously announced, on October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolios (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Portfolios and Janus Capital. As a result, the consummation of the Merger may cause such investment advisory agreements to terminate automatically in accordance with their respective terms.

On October 24, 2016, the Board of Trustees of the Portfolios (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between each Portfolio and the post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to each Portfolio following the closing of the Merger. Each new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

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The Portfolios are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposal described herein. Contract owners will receive a proxy that will enable them to instruct their Participating Insurance Company how to vote on the proposal.

Shareholders and contract owners of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about March 17, 2017.

Please retain this Supplement with your records.